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                                                                   EXHIBIT 10.09

                             STOCKHOLDER AGREEMENT


     STOCKHOLDER AGREEMENT, dated as of August 13, 1998 (the "Agreement"), by and among AFC Franchise Acquisition Corp., a Delaware corporation
("Acquisition"), and the other parties signatories hereto (each a "Stockholder" and collectively, the "Stockholders").


                                   RECITALS

     WHEREAS, Cinnabon International, Inc., a Delaware corporation (the "Company"), AFC Enterprises, Inc., a Minnesota corporation and Acquisition propose to enter into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Acquisition would be merged (the "Merger") with and into the Company (capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Merger Agreement); and

     WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Acquisition has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.  Representations and Warranties of Stockholders.  Each Stockholder
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hereby represents and warrants to Acquisition as follows:

     (a) Ownership of Securities.  The Stockholder is the record and beneficial
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owner of the number of shares of the Company's common stock, $.01 par value per share (the "Common Stock"), set forth on Schedule I hereto.  The Stockholder has
                                         ----------
sole voting power and sole power to issue instructions with respect to the voting of the Common Stock, sole power of disposition, sole power of exercise or conversion and the sole power to demand appraisal rights, in each case with respect to all of the Common Stock.

     (b) Power; Binding Agreement.  The Stockholder has the legal capacity,
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power and authority to enter into and perform all of the Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by the Stockholder will not violate any other agreement to which such Stockholder is a party including, without limitation, any trust agreement, voting agreement, stockholder's agreement or voting trust. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding agreement of such Stockholder, enforceable against the Stockholder in accordance with its terms. If the Stockholder is married and the Common Stock constitutes community property, this Agreement has been duly authorized, executed and delivered by, and constitutes
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a valid and binding agreement of, the Stockholder's spouse, enforceable against such person in accordance with its terms.

     (c) No Conflicts.  No filing with, and no permit, authorization, consent or
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approval of, any state or federal public body or authority is necessary for the execution of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby and neither the execution and delivery of this Agreement by the Stockholder nor the consummation by the Stockholder of the transactions contemplated hereby nor compliance by the Stockholder with any of the provisions hereof shall conflict with or result in any breach of any applicable partnership or other organizational documents applicable to the Stockholder, result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third-party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which the Stockholder is a party or by which the Stockholder's properties or assets may be bound or violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to the Stockholder or any of the Stockholder's properties or assets.

     (d) No Liens.  The Common Stock is now, and at all times during the term
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hereof will be, held by the Stockholder, or by a nominee or custodian for the benefit of the Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any encumbrances arising hereunder and except for restrictions on transfer arising under applicable federal and state securities laws.

     2.  Agreement to Vote Shares.  Each Stockholder hereby agrees that during
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the period commencing on the date hereof and continuing until the first to occur of (a) the Effective Time (as defined in the Merger Agreement), (b) the termination of the Merger Agreement in accordance with its terms or (c) October 15, 1998, at every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, the Stockholder shall vote or cause to be voted all of the Common Stock that it beneficially owns on the record date of any such vote: (i) in favor of the Merger, the adoption of the Merger Agreement and the approval of the terms thereof and (ii) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (1) any merger, consolidation or other business combination involving the Company or its subsidiaries; (2) a sale, lease or transfer of a material amount of assets of the Company or its subsidiaries or a reorganization, recapitalization, dissolution or liquidation of the Company or its subsidiaries that under applicable law requires the approval of the Company's stockholders; (3) (a) any change in the majority of the board of directors of the Company (except to fill a vacancy or vacancies in such board of directors resulting from the death or permanent disability of a member thereof);

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(b) any material change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation or By-laws that under applicable law requires the approval of the Company's stockholders; (c) any other material change in the Company's corporate structure or business that under applicable law requires the approval of the Company's stockholders; or (d) any other action that under applicable law requires the approval of the Company's stockholders which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or materially adversely affect the consummation of the Merger or the transactions contemplated by the Merger Agreement or this Agreement.

     3.  PROXY.  THE STOCKHOLDER HEREBY GRANTS TO, AND APPOINTS ACQUISITION AND
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THE PRESIDENT OF ACQUISITION AND THE TREASURER OF ACQUISITION, IN THEIR
RESPECTIVE CAPACITIES AS OFFICERS OF ACQUISITION, AND ANY INDIVIDUAL WHO SHALL HEREAFTER SUCCEED TO ANY SUCH OFFICE OF ACQUISITION, AND ANY OTHER DESIGNEE OF ACQUISITION, EACH OF THEM INDIVIDUALLY, THE STOCKHOLDER'S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE OR ACT BY WRITTEN CONSENT WITH RESPECT TO THE COMMON STOCK SOLELY WITH RESPECT TO THE MATTERS IN CLAUSES (i) and (ii) OF, AND SOLELY IN ACCORDANCE WITH, SECTION 2 HEREOF. THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE, AND THE STOCKHOLDER WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY IT WITH RESPECT TO THE COMMON STOCK.

     4.  Covenants of the Stockholder.  The Stockholder hereby agrees and
         ----------------------------
covenants that:

     (a) Restriction on Transfer, Proxies and Noninterference.  The Stockholder
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shall not, directly or indirectly: (i) except pursuant to the terms of the
Merger Agreement or by will or the laws of descent and distribution, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the Stockholder's Common Stock; (ii) except as contemplated hereby, grant any proxies or powers of attorney which are in any way inconsistent with the provisions of Section 3 hereof, deposit any Common Stock into a voting trust or enter into a voting agreement with respect to any Common Stock; or (iii) take any action that would make any representation or warranty contained herein untrue or incorrect or have the effect of preventing or disabling the Stockholder from performing its obligations under this Agreement.

     (b) Waiver of Appraisal Rights.  Each Stockholder hereby waives any rights
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of appraisal or rights to dissent from the Merger that such Stockholder may have.

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     (c) Further Assurances.  From time to time, at the other party's request
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and without further consideration, each party hereto shall execute and delivery such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transaction contemplated by this Agreement.

     5.  Delivery of Stock Certificates.  Each Stockholder hereby agrees that at
         ------------------------------
or prior to the effective date of the Merger, it will deliver the Certificates for the Common Stock set forth below its name on the signature pages hereto (or an Affidavit of Loss and Indemnity Agreement therefor, in form acceptable to Acquisition) for delivery at the Closing pursuant to the terms of the Merger Agreement.

     6.  Stockholder Capacity.  No person executing this Agreement who is or
         --------------------
becomes during the term hereof a director of the Company makes any agreement or understanding herein in his or her capacity as such director. Each Stockholder signs solely in his or her capacity as the record and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder's Common Stock.

     7.  Assignment.  The rights (but not the obligations) of Acquisition
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hereunder may be assigned, in whole or in part, to any direct or indirect wholly owned subsidiary of Acquisition, to the extent and for so long as it remains a direct or indirect wholly owned subsidiary of Acquisition. Other than as permitted in the preceding sentence, this Agreement may not be assigned by any party hereto without the prior written consent of the other party. This Agreement shall be binding upon, and shall inure to the benefit of, each Stockholder, Acquisition and their respective successors and permitted assigns as set forth in the first sentence of this Section 9.

     8.  Notices.  All notices and other communications given or made pursuant
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hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier or sent by electronic transmission, with confirmation received, to the telecopy numbers specified below:

     If to the Stockholder, to the Stockholder at the address appearing on
Schedule I hereto, with a copy to:

     Hutchins, Wheeler & Dittmar
     101 Federal Street
     Boston, Massachusetts  02110
     Attention: James Westra, Esq.
     Facsimile:  (617) 951-1295

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     If to Acquisition:

     AFC Enterprises, Inc.
     Six Concourse Parkway, Suite 1700
     Atlanta, Georgia  30328
     Attention:  Samuel N. Frankel
     Facsimile:  (770) 353-3028

     With a copy to:

     Cohen Pollock Merlin Axelrod & Tanenbaum, P.C.
     2100 RiverEdge Parkway, Suite 300
     Atlanta, Georgia  30328
     Attention:  H. Stephen Merlin, Esq.
     Facsimile:  (770) 858-1277

or to such other address or telecopy number as any party may have furnished to the other parties in writing in accordance herewith.

     9.  Specific Performance.  The parties hereto agree that irreparable harm
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would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that neither party shall raise as a defense in any action seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction that such party has an adequate remedy at law.

     10.  Amendment.  This Agreement may not be amended or modified, except by
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an instrument in writing signed by or on behalf of each of the parties hereto.
This Agreement may not be waived by either party hereto, except by an instrument in writing signed by or on behalf of the party granting such waiver.

     11.  Governing Law.  This Agreement shall be governed by and construed in
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accordance with the laws of the Commonwealth of Massachusetts.

     12.  Counterparts.  This Agreement may be executed in counterparts, each of
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which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     13.  Termination.  Except as otherwise provided herein, the covenants and
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agreements contained herein with respect to the Common Stock shall terminate upon (i) the consummation of the Merger pursuant to the terms of the Merger Agreement or (ii) the termination of the Merger Agreement in accordance with its terms.

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     IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.

                              AFC FRANCHISE ACQUISITION CORP.

                              By:
                                 ------------------------------------
                                 Name:
                                 Title:

                              STOCKHOLDERS:

                              THOMAS H. LEE EQUITY PARTNERS, L.P.
                              By: THL Equity Advisors Limited Partnership, its
                                  general partner
                              By: THL Equity Trust, its general partner


                              By:
                                 ------------------------------------
                              Name:
                              Title:

                              UBS CAPITAL CORPORATION

                              By:
                                 ------------------------------------
                              Name:
                              Title:

                              By:
                                 ------------------------------------
                              Name:
                              Title:

                              STATE STREET BANK AND TRUST COMPANY, not individually, but solely as trustee under a trust agreement dated September 9, 1989, and known as the 1989 Thomas H. Lee Nominee Trust


                              By:
                                 ------------------------------------
                              Name: Gerald Wheeler, Vice President

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                                   SCHEDULE I

                           Ownership of Common Stock
                           -------------------------

          Stockholder's Name                      No. of Shares
          ------------------                      -------------
          Thomas H. Lee Equity                    7,600,622
           Partners, L.P.

          1989 Thomas H. Lee                      1,100,124
           Nominee Trust

          UBS Capital Corporation                 3,401,183



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